Trade and other receivables, net	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables, net
Trade and other receivables, net

	2018	2017
Non-current
Trade receivables	—	6,597
Trade receivables	—	6,597
Advances to suppliers	2,343	2,363
Income tax credits	4,429	6,955
Non-income tax credits (i)	15,998	1,863
Judicial deposits	2,908	3,191
Receivable from disposal of subsidiary (Note 21)	10,944	—
Other receivables	2,198	1,138
Non-current portion	38,820	22,107
Current
Trade receivables	60,167	43,078
Receivables from related parties (Note 31)	8,337	10,218
Less: Allowance for trade receivables	(2,503)	(1,002)
Trade receivables – net	66,001	52,294
Prepaid expenses	9,396	11,565
Advances to suppliers	43,365	36,497
Income tax credits	2,560	2,046
Non-income tax credits (i)	28,232	38,865
Receivable from disposal of subsidiary (Note 21)	3,709	—
Cash collateral	1,505	380
Receivables from related parties (Note 31)	324	176
Other receivables	3,594	8,284
Subtotal	92,685	97,813
Current portion	158,686	150,107
Total trade and other receivables, net	197,506	172,214

(i) Includes US$ 575 (2017: 1,086) reclassified from property, plant and equipment.

The fair values of current trade and other receivables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other receivables approximate their carrying amount, as the impact of discounting is not significant.

The carrying amounts of the Group’s trade and other receivables are denominated in the following currencies (expressed in U.S. Dollars):

	2018	2017
Currency
U.S. Dollar	52,342	50,400
Argentine Peso	42,896	48,911
Uruguayan Peso	534	415
Brazilian Reais	101,734	72,488
	197,506	172,214

As of December 31, 2018 trade receivables of US$ 9,509 (2017: US$ 5,052) were past due but not impaired. The ageing analysis of these receivables indicates that US$ 1,167 and US$ 318 are over 6 months in December 31, 2018 and 2017, respectively.

Since January 1, 2018, for trade receivables, the Company applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables, see note 33.1 (i) for further details.

Until December 31, 2017 the Group recognized an allowance for trade receivables when there was objective evidence that the Group would not be able to collect all amounts due according to the original terms of the receivables.

Delinquency in payments was an indicator that a receivable may be impaired. However, management considers all available evidence in determining when a receivable is impaired. Generally, trade receivables, which are more than 180 days past due are fully provided for. However, certain receivables 180+ days overdue are not provided for based on a case-by-case analysis of credit quality analysis. Furthermore, receivables, which are not 180+ days overdue, may be provided for if specific analysis indicates a potential impairment.

Movements on the Group’s allowance for trade receivables are as follows:

	2018	2017	2016
At January 1	1,002	643	481
Charge of the year	2,468	758	387
Unused amounts reversed	(237)	(133)	(178)
Used during the year	(281)	(193)	—
Exchange differences	(449)	(73)	(47)
At December 31	2,503	1,002	643

The creation and release of allowance for trade receivables have been included in “Selling expenses” in the statement of income. Amounts charged to the allowance account are generally written off, when there is no expectation of recovering additional cash.

The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable mentioned above.

As of December 31, 2018, approximately 55% (2017: 89%) of the outstanding unimpaired trade receivables (neither past due not impaired) relate to sales to 24 well-known multinational companies with good credit quality standing, including but not limited to Raizen Combustiveis S.A., Camara de Comercializacao de Energia Electrica CCEE, Establecimientos Las Marias SACIFA, Cofco Resources S.A., Granar S.A., Rodoil Distribuidora de Combustiveis LTDA, among others. Most of these entities or their parent companies are externally credit-rated. The Group reviews these external ratings from credit agencies.

The remaining percentage as of December 31, 2018 and 2017 of the outstanding unimpaired trade receivables (neither past due nor impaired) relate to sales to a dispersed large quantity of customers for which external credit ratings may not be available. However, the total base of customers without an external credit rating is relatively stable.

New customers with less than six months of history with the Group are closely monitored. The Group has not experienced credit problems with these new customers to date. The majority of the customers for which an external credit rating is not available are existing customers with more than six months of history with the Group and with no defaults in the past. A minor percentage of customers may have experienced some non-significant defaults in the past but fully recovered.